Exhibit 99.2
Supplemental Materials Lender Processing Services Second Quarter 2010

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; and other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K, the Company's subsequent reports on Form 10-Q and other filings with the Securities and Exchange Commission. 2

Use of Non-GAAP Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including "adjusted net earnings" (GAAP net earnings adjusted for the impact of certain non- recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions), "adjusted net earnings per diluted share" (adjusted net earnings divided by diluted weighted average shares), and "adjusted free cash flow" (net cash provided by operating activities less additions to property, equipment and computer software, as well as non-recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non-GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non-GAAP measures to related GAAP measures is included in the 2Q10 earnings release. 3

Second Quarter 2010 Highlights Consolidated revenues down 2.3% year-over-year Operating income (EBIT) growth of 3.3% year-over-year Adjusted net earnings increase by 5.3% year-over-year Adjusted EPS of 89 cents per diluted share, growth of 7.2% year-over-year Free cash flow of $69 million in 2Q10 Repurchased 1.6 million shares in 2Q10 Full year 2010 guidance: revenue growth 3-6%; adjusted EPS $3.49-$3.56 per diluted share 4

5 Core Market Revenue Opportunity of $15B in 2010 LPS Core Market Revenue Opportunity Source: company and industry estimates Total origination market LPS addressable market: 2009: centralized refi + select services in overall market; 2010 & 2011: total origination market Note: 2011 estimates for all segments not updated 2009 2010 2011 ($ in billions) $10.0(1) 2009 2010 2011 2009 2010 2011 (1)

Default Services Market Key Statistics Seriously delinquent loans [90+ days past due]: 2.6 million loans (historical levels approximately 500,000 loans) Loans currently in foreclosure process: 2 million loans (historical levels approximately 700,000 loans) Average age of seriously delinquent loans: 300 days vs.196 days two years ago Limited impact on delinquent and foreclosure inventories from current government and proprietary loan modification programs Flow of new HAMP trial modifications have declined substantially over the last few months High cancellation rate (40%) on current HAMP trial modifications Continued high redefault rates on all loan modification activity High unemployment and substantial levels of negative home equity expected to be key drivers of foreclosures well into the future 6

Segment Revenue 7

Segment EBIT 8

Consolidated Earnings 9

Free Cash Flow 10 (in millions) Q1-10 Q2-10 YTD-10 Net Earnings $72.5 $80.4 $152.9 Adjustments to reconcile net earnings to net cash provided by operating activities: Non-cash adjustments: Depreciation and amortization 23.7 23.6 47.3 Other non-cash items 14.4 11.0 25.3 Working capital adjustments: Net change in accounts receivable 5.8 11.8 17.5 Net change in other working capital items (7.3) (29.1) (36.4) Net cash provided by operating activities 109.0 97.6 206.7 Capital expenditures (28.0) (29.1) (57.2) Net Free Cash Flow $81.0 $68.5 $149.5 Note: columns may not total due to rounding.

2010 Guidance 11 (in millions, except per share data) Adjusted EPS $0.88 - $0.90 Revenue Growth 3% - 6% EBIT Growth 7% - 10% Adjusted EPS $3.49 - $3.56 Diluted Shares ~ 95m Free Cash Flow $320m - $340m Capital Expenditures $100m - $110m Depreciation & Amortization (1) $100m - $105m (1) Includes approximately $25m of purchase accounting amortization 3Q 2010 Full Year 2010

FY 2011 Revenue Growth 6% - 09% EBIT Growth 9% - 11% Adjusted EPS Growth 10% - 12% 12 2011 Outlook